UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

HERITAGE-CRYSTAL CLEAN, INC.
(Exact name of registrant as specified in its charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On May 3, 2012, Heritage-Crystal Clean, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”), pursuant to notice duly given.  The proposal to ratify the appointment of Grant Thornton LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter. The results of the voting for each of these proposals were as follows:

1. Election of Directors.

Election of Class I Directors	For	Withheld	Broker Non-Votes
Joseph Chalhoub	11,034,717	23,890	1,745,025
Fred Fehsenfeld, Jr.	10,941,598	117,009	1,745,025

Each director nominee was duly elected to serve until the Annual Meeting of Stockholders in 2015 or until the director's successor has been duly elected and qualified, or until the earlier of the director's death, resignation or retirement.

2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2012.

For	12,726,555
Against	63,245
Abstain	13,832

Shareholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year ending December 29, 2012.

3. Approval on an advisory basis of the named executive officer compensation for fiscal 2011.

For	10,888,446
Against	1,775
Broker Non-votes	1,745,025
Abstain	168,386

4. To approve an amendment to the Heritage-Crystal Clean, Inc. Employee Stock Purchase Plan of 2008 to increase the number of shares available under the Plan by 60,000.

For	10,890,147
Against	2,922
Broker Non-votes	1,745,025
Abstain	165,538

Shareholders approved the amendment to increase the number of shares available under the Employee Stock Purchase Plan of 2008 by 60,000.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 4, 2012, the Board of Directors approved a resolution from the Compensation Committee to amend the Board Compensation Policy as follows:

A. The total annual compensation for non-employee directors shall consist of cash of $47,500 and restricted stock having a value of $47,500 on the date of issuance. The cash amounts shall be paid in advance on a quarterly basis by the Company. The restricted stock shall vest one year after the date of grant. The restricted stock shall be issued and valued on an annual basis on the closing of the first business day subsequent to the date of the Corporation's annual meeting of stockholders and if no meeting shall occur, the first business day in June.
B. The Chair of the Audit Committee shall receive a $15,000 annual cash retainer payable in advance on a quarterly basis.
C. The Chairs of the Compensation and Nominating Committees shall receive a $10,000 annual cash retainer payable in advance on a quarterly basis.
D. Directors shall be reimbursed for reasonable expenses incurred in attending Board and committee meetings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE-CRYSTAL CLEAN, INC.

Date: May 8, 2012	By: /s/ Mark DeVita Title: Chief Financial Officer